UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2020

TIGA ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-39714 (Commission File Number)	N/A (I.R.S. Employer Identification No.)

250 North Bridge Road #24-00, Raffles City Tower, Singapore (Address of principal executive offices)	179101 (Zip Code)

+65 6338 2132
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	TINV.U	The New York Stock Exchange
Class A ordinary shares included as part of the units	TINV	The New York Stock Exchange
Redeemable warrants included as part of the units	TINV WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 23, 2020, the Registration Statement on Form S-1 (File No. 333-249853) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Tiga Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed, on November 23, 2020, a registration statement on Form S-1 (File No. 333-250902) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which was effective immediately upon filing. On November 27, 2020, the Company consummated the IPO of 27,600,000 units (the “Units”), including the issuance of 3,600,000 Units as a result of the underwriters’ exercise in full of their over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company, each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $276,000,000.

On November 23, 2020, the Company effected a stock dividend with respect to the Company’s Class B ordinary shares, par value $0.0001 per share, of 1,150,000 shares thereof, resulting in the Company’s sponsor holding an aggregate of 6,840,000 founder shares.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 10,280,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, Tiga Sponsor LLC (the “Sponsor”), generating gross proceeds to the Company of $10,280,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that, so long as they are held by the Sponsor or its permitted transferees: (i) they will not be redeemable by the Company (except in certain redemption scenarios when the price per Class A Ordinary Share equals or exceeds $10.00 (as adjusted)), (ii) they (including the Class A Ordinary Shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the Company’s initial business combination, (iii) they may be exercised by the holders only on a cashless basis, and (iv) they (including the Class A Ordinary Shares issuable upon exercise of these warrants) are entitled to registration rights.

A total of $278,760,000, comprised of the proceeds from the IPO and the sale of the Private Placement Warrants, were placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, if any, the proceeds from the IPO will not be released from the trust account until the earliest to occur of: (a) the completion of our initial business combination; (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (i) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we have not completed our initial business combination within 6 months from the closing of this offering or prior to the applicable Contractual Redemption Date (as defined in the Registration Statement), if any, or during any Extension Period (as defined in the Registration Statement) or (ii) with respect to any other provisions relating to shareholders’ rights or pre-initial business combination activity; and (c) the redemption of all of our public shares if we have not completed our business combination within 6 months from the closing of this offering, prior to the applicable Contractual Redemption Date, if any, or during any Extension Period, subject to applicable law.

On November 23, 2020, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association and entered into the following agreements previously filed as exhibits to the Company’s Registration Statement:

•	An Underwriting Agreement, dated November 23, 2020, between the Company and the underwriters.

•	A Warrant Agreement, dated November 23, 2020, between the Company and Continental Stock Transfer & Trust Company.

•	Letter Agreements, dated November 23, 2020, between the Company and each of its officers and directors, and between the Company and the Sponsor.

•	An Investment Management Trust Agreement, dated November 23, 2020, between the Company and Continental Stock Transfer & Trust Company.

•	A Registration Rights Agreement, dated November 23, 2020, among the Company, the Sponsor and certain other security holders named therein.

•	A Private Placement Warrants Purchase Agreement, November 23, 2020, between the Company and the Sponsor.

•	An Administrative Services Agreement, dated November 23, 2020, between the Company and the Sponsor.

•	An Indemnity Agreement, dated November 23, 2020, between the Company and G. Raymond Zage, III.

•	An Indemnity Agreement, dated November 23, 2020, between the Company and Ashish Gupta.

•	An Indemnity Agreement, dated November 23, 2020, between the Company and David Ryan.

•	An Indemnity Agreement, dated November 23, 2020, between the Company and Carman Wong.

•	An Indemnity Agreement, dated November 23, 2020, between the Company and Ben Falloon.

•	An Indemnity Agreement, dated November 23, 2020, between the Company and Diana Luo.

•	An Indemnity Agreement, dated November 23, 2020, between the Company and Peter Chambers.

On November 23, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On November 27, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO and the full exercise of the over-allotment option by the underwriters.
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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated November 23, 2020, between the Company and the underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated November 23, 2020, between the Company and Continental Stock Transfer & Trust Company.

10.1	Letter Agreements, each dated November 23, 2020, between the Company and each of its officers and directors, and between the Company and the Sponsor.

10.2	Investment Management Trust Agreement, dated November 23, 2020, between the Company and Continental Stock Transfer & Trust Company.

10.3	Registration Rights Agreement, dated November 23, 2020, among the Company, the Sponsor and certain other security holders named therein.

10.4	Private Placement Warrants Purchase Agreement, November 23, 2020, between the Company and the Sponsor.

10.5	Administrative Services Agreement, dated November 23, 2020, between the Company and the Sponsor.

10.6	Indemnity Agreement, dated November 23, 2020, between the Company and G. Raymond Zage, III.

10.7	Indemnity Agreement, dated November 23, 2020, between the Company and Ashish Gupta.

10.8	Indemnity Agreement, dated November 23, 2020, between the Company and David Ryan.

10.9	Indemnity Agreement, dated November 23, 2020, between the Company and Carman Wong.

10.10	Indemnity Agreement, dated November 23, 2020, between the Company and Ben Falloon.

10.11	Indemnity Agreement, dated November 23, 2020, between the Company and Peter Chambers.

10.12	Indemnity Agreement, dated November 23, 2020, between the Company and Diana Luo.

99.1	Press Release, dated November 23, 2020.

99.2	Press Release, dated November 27, 2020.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIGA ACQUISITION CORP.

Date: November 30, 2020	By:	/s/ Diana Luo
		Name:	Diana Luo
		Title:	Chief Financial Officer